                                                                    EXHIBIT 99.7


                                 REVISED PROXY

             RELATING TO THE PLAN OF WITHDRAWAL AND DISSOLUTION OF
                           SYNTHETIC INDUSTRIES, L.P.
                      TO BE VOTED AT A SPECIAL MEETING OF

                THE LIMITED PARTNERS ON FRIDAY, NOVEMBER 7, 1997


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                                                                    NUMBER (OR
  NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S) OF UNITS         FRACTION) OF
                 (PLEASE FILL IN, IF BLANK)                         UNITS HELD
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                                                             ------------------------

                                                             ------------------------

                                                             ------------------------

                                                             ------------------------

                                                             ------------------------
                                                                      TOTAL
                                                                      UNITS
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


     A DULY EXECUTED AND PROPERLY COMPLETED COPY OF THIS PROXY MUST BE RECEIVED BY THE SOLICITATION AGENT (AS DEFINED BELOW) ON OR BEFORE 5:00 P.M., NEW YORK CITY TIME, ON THURSDAY, NOVEMBER 6, 1997 (AS EXTENDED, THE "SOLICITATION EXPIRATION DATE"), UNLESS EXTENDED BY THE GENERAL PARTNER (AS DEFINED BELOW) IN ITS SOLE DISCRETION TO NOT LATER THAN 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 23, 1997, AT THE FOLLOWING ADDRESS:

                             D.F. KING & CO., INC.

           BY HAND OR OVERNIGHT COURIER:                                   BY MAIL:
                  77 WATER STREET                                    WALL STREET STATION
                     20TH FLOOR                                         P.O. BOX 1378
              NEW YORK, NEW YORK 10005                          NEW YORK, NEW YORK 10269-0285

                         CALL TOLL FREE (800) 488-8095

     Delivery of this Proxy (the "Proxy") to an address other than as set forth above will not constitute a valid delivery. Telephonic inquiries concerning this Proxy and the applicable procedures may be directed to D.F. King & Co., Inc. (the "Solicitation Agent") at the above telephone number.

     The undersigned acknowledges receipt of the Joint Proxy Statement and Prospectus, dated September 19, 1997 (the "Proxy Statement/Prospectus"), of Synthetic Industries, L.P., a Delaware limited partnership (the "Partnership") and Synthetic Industries, Inc., a Delaware corporation (the "Company"), and this Proxy, which together constitute the solicitation (the "Solicitation") by SI Management L.P., the general partner of the Partnership (the "General Partner"), of (i) the consent of the holders ("Holders" or the "Limited Partners") of the limited partner units (the "Units") of the Partnership to the Plan of Withdrawal and Dissolution (the "Plan") of the Partnership and (ii) the written request of the Limited Partners to amend the Partnership Agreement to permit the Withdrawal, each as more fully described in the Proxy Statement/Prospectus. Each Limited Partner is requested to carefully read this Proxy. The Solicitation will expire on the Solicitation Expiration Date, unless extended by the General Partner in its sole discretion to a later date, but will expire in any case at 5:00 p.m. New York City time, on December 23, 1997, in which case such later date shall be the Solicitation Expiration Date. All capitalized terms used but not defined herein shall have the meanings given such terms in the Proxy Statement/Prospectus.

     In order to effect certain elements of the Plan, an amendment to the Partnership Agreement is required. In accordance with the Partnership Agreement, such amendment must be approved by a majority in interest of the Limited Partners. A vote "FOR" the Plan is deemed to be approval by a Limited Partner of the proposed amendment to the Partnership Agreement. The proposed amendment is attached as Exhibit A to the Plan, which is attached as Annex A to the Proxy Statement/Prospectus. For a discussion of the proposed amendment to the Partnership Agreement, see "The Plan of Withdrawal and Dissolution -- Amendment of the Partnership Agreement."

     In accordance with the terms of the Partnership Agreement, the Plan must be approved by Limited Partners holding at least a majority in interest of the outstanding Units, unless, within 30 days from the date of the Proxy Statement/Prospectus, Limited Partners present the General Partner with a legal opinion that meets the requirements of the Partnership Agreement and that has been approved by two-thirds ( 2/3) in interest of the Limited Partners. In that event, approval of the Plan will require the affirmative vote of Limited Partners holding at least two-thirds ( 2/3) in interest of the outstanding Units. The Proxy Statement/Prospectus constitutes the Asset Sale Notice (as defined therein) to the Limited Partners. The General Partner has extended the last day of the thirty (30) day notice period from October 19, 1997 to November 2, 1997. If an Opinion (as defined therein) is not obtained and approved by two-thirds ( 2/3) in interest of the Limited Partners by November 2, 1997, the approval of the Plan shall require only the approval of Limited Partners whose interest in the aggregate exceed fifty percent (50%) of the interests of Limited Partners. For a discussion of the voting rights of Limited Partners, see "Summary of Certain Terms of the Partnership Agreement -- Voting Rights of Limited Partners" in the Proxy Statement/Prospectus.


     The undersigned has completed, executed and delivered this Proxy to indicate the action the undersigned desires to take with respect to the proposed Plan.

                    PLEASE READ THIS ENTIRE PROXY CAREFULLY
                         BEFORE CHECKING ANY BOX BELOW

     It is a condition to a valid consent to the proposed Plan by a Holder of Units (or a fraction thereof) that prior to the Solicitation Expiration Date such Holder completes and delivers this Proxy to the Solicitation Agent.

     IF THE PROPOSED PLAN IS APPROVED, SUCH APPROVAL WILL BIND ALL HOLDERS, AND ANY HOLDER WHO DOES NOT SUBMIT A VALID WITHDRAWAL ELECTION AGREEMENT WILL BE ISSUED COMMON STOCK IN THE DISSOLUTION AS DESCRIBED IN THE PROXY
STATEMENT/PROSPECTUS.


     THE PLAN DOES NOT REQUIRE A LIMITED PARTNER TO VOTE IN FAVOR OF THE PLAN EITHER BY PROXY OR AT THE SPECIAL MEETING IN ORDER TO PARTICIPATE IN THE WITHDRAWAL ELECTION AND UNDERWRITTEN SALE. A LIMITED PARTNER IS FREE TO VOTE ON THE PLAN IN ANY MANNER THAT HE CHOOSES.


     In order to make a valid Withdrawal Election to participate in the Underwritten Sale pursuant to the Plan, you must properly complete and sign the enclosed Withdrawal Election Agreement indicating the specified percentage, 25%, 50%, 75% or 100%, of your Units (or fraction thereof) of which the Shares underlying such Units (or fraction thereof) you desire to have included in the Underwritten Sale. No Withdrawal Election shall have been validly made unless the Solicitation Agent shall have received this Proxy and a properly completed and executed Withdrawal Election Agreement by 5:00 p.m., New York City time, on the Solicitation Expiration Date (the "Election Deadline"). If, as of the Election Deadline, the Solicitation Agent has not received this Proxy and a Withdrawal Election Agreement from you, you shall be deemed not to have made a Withdrawal Election with respect to your Units. If you make a Withdrawal Election by submitting this Proxy and a Withdrawal Election Agreement to the Solicitation Agent, you may at any time prior to the Election Deadline change or revoke your Withdrawal Election by submitting a revised Withdrawal Election Agreement, properly completed and signed, that is received by the Solicitation Agent prior to the Election Deadline, or by voting in person at the Special Meeting. The Withdrawal Election will be irrevocable upon the time of the adoption of the Plan at the Special Meeting.

     A Holder who wishes to consent to the proposed Plan should, prior to the Solicitation Expiration Date, complete, sign, date and mail or otherwise deliver this Proxy to the Solicitation Agent at the address set forth on the cover page hereof.

     A Holder from whom the Solicitation Agent has not received a Proxy or who abstains shall be deemed a vote "AGAINST" the Plan. A Holder whose Proxy does not otherwise indicate a choice in the space provided below, but is signed and dated, shall be deemed a vote "FOR" the Plan.

     The undersigned hereby represents and warrants that he, she or it has full power and authority to give the Proxy contained herein. The undersigned will, upon request, execute and deliver any additional documents deemed by the General Partner or the Solicitation Agent to be necessary or desirable to perfect the undersigned's consent (if any).

     All authority conferred or agreed to be conferred by this Proxy shall be deemed to be coupled with an interest and survive the death or incapacity of the undersigned and every obligation of the undersigned under this Proxy shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, guardians, successors and assigns.

     The undesigned understands that Proxies delivered pursuant to any one of the procedures described under the caption "Proxy and Withdrawal Election Procedures" in the Proxy Statement/Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Partnership upon the terms and subject to the conditions set forth in the Proxy Statement/Prospectus and in this Proxy.

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                                     PROXY

     Upon the terms and subject to the conditions of this Solicitation, the undersigned hereby votes on the proposed Plan with respect to all of the undersigned's Units (or all of the undersigned's fractional interests in Units) as follows:

               [  ]  FOR       [  ]  AGAINST       [  ]  ABSTAIN

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL CONSTITUTE A VOTE IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL CONSTITUTE A VOTE
"FOR" THE PLAN.
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--------------------------------------------------------------------------------

                              WITHDRAWAL ELECTION

     The undersigned has elected to make a Withdrawal Election to participate in the Underwritten Sale and has enclosed a signed Withdrawal Election Agreement:

                            [  ]  YES       [  ]  NO

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     WITNESS the due execution of the foregoing Proxy as of the date written below.

                                  *
---------------------------------       ----------------------------------, 1997

                                  *
---------------------------------       ----------------------------------, 1997
    Signature(s) of Holders(s)                         Date
     or Authorized Signatory


Print Name and Address of Holder(s) and Name and Title of Person signing as Agent or Fiduciary:

Name(s):
         ----------------------------------------------------------------------

         ----------------------------------------------------------------------
                                 (Please Print)

Capacity:
         -----------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number: (     )
                                       -----------------------------------------
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* To be signed in exactly the same manner as the Units are registered. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title above. See Instruction 4 below.

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE PROXY

     1. DELIVERY OF THIS PROXY. A completed and duly executed copy of this Proxy and any other documents required by this Proxy must be received by the Solicitation Agent at its address set forth on the cover page hereof prior to the Solicitation Expiration Date if the Holder desires to consent to the Plan. The method of delivery of this Proxy and all other required documents to the Solicitation Agent is at the election and risk of the Holder, but, except as otherwise provided below, the delivery will be deemed made only when actually received by the Solicitation Agent. In all cases, sufficient time should be allowed to ensure timely delivery.

     2. QUESTIONS REGARDING VALIDITY, FORM, ELIGIBILITY, ETC. All questions as to the validity, form, eligibility (including time or receipt) and acceptance of Proxies will be determined by the General Partner in its sole discretion, which determination will be final and binding. The General Partner reserves the right to reject any and all Proxies not validly given or any Proxies the General Partner's acceptance of which would, in the opinion of the General Partner or its counsel, be unlawful. The General Partner also reserves the right to waive any defects or irregularities or conditions of the Solicitation and Plan. The interpretation of the terms and conditions of the Solicitation and Plan (including this Proxy and the instructions hereto) by the General Partner shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with deliveries of Proxies must be cured within such time as the General Partner may determine. Neither the General Partner nor any other person shall be under any duty to give notification of defects or irregularities with respect to deliveries of Proxies, nor shall any of them incur any liability for failure to give such notification.

     3. PROXY TO PROPOSED PLAN. Only a registered Holder of the Units (or a fraction thereof) or his legal representative or attorney-in-fact may deliver a Proxy.

     4. SIGNATURES ON THIS PROXY. If this Proxy is signed by the registered Holder(s) of the Units with respect to which this Proxy is given, the signature must correspond with the names as contained on the books of the Partnership without alteration, enlargement or any change whatsoever.

     If any of the Units with respect to which the Proxy is given hereby are owned of record by two or more joint owners, all such owners must sign this Proxy.

     If this Proxy is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and submit evidence satisfactory to the General Partner of their authority so to act with this Proxy.

     5. REVOCATION OF PROXY. Any Holder who has consented to the proposed Plan may revoke such Proxy by delivering written notice of such revocation to the Solicitation Agent at any time prior to the Solicitation Expiration Date. Thereafter, Proxies will no longer be revocable unless the Plan is not consummated, in which event all Proxies will be revoked automatically. Any such notice of revocation, to be effective, must indicate the Units (or fraction thereof) to which it relates to be signed by the Holder in the same manner as the original Proxy. Holders may also revoke their Proxies by attending the Special Meeting and voting in person.

     6. WAIVER OF CONDITIONS. Subject to applicable law, the General Partner reserves the absolute right to amend, waive or modify specified conditions of the Solicitation and the Plan.

     7. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the Solicitation and the Plan or the procedure for consenting as well as requests for assistance or for additional copies of the Proxy Statement/Prospectus and this Proxy may be directed to the Solicitation Agent at one of the addresses and telephone number indicated on the cover of this Proxy.